
                                  MONTHLY CERTIFICATEHOLDERS STATEMENT
                            BANK OF AMERICA,  NATIONAL ASSOCIATION (U.S.A.)
                                  NATIONSBANK CREDIT CARD MASTER TRUST
                                             SERIES 1993-2
                                             -------------

     Pursuant  to  the  Master  Pooling  and  Servicing  Agreement,  dated  as of December 1, 1993
     (as  amended  or supplemented, the "Pooling and Servicing Agreement"), as supplemented by the
     Series  1993-2  Supplement, dated as of December 1, 1993 (the "Supplement" and, together with the  Pooling and Servicing Agreement, the "Agreement"), each between NationsBank of Delaware,
     N.A.  as  Transferor  and  Servicer,  and  The  Bank of New York, as Trustee, the Servicer is
     required  to  prepare  certain  information  each  month  regarding  distributions  to
     Certificateholders and  the  performance  of  the  Trust. The information  with  respect  to the  applicable Distribution  Date and  Due  Period  is  set  forth  below.


     Due Period                                                                            Jun-99
     Determination Date                                                                 08-Jul-99
     Transfer Date                                                                      14-Jul-99
     Distribution Date                                                                  15-Jul-99
     Amortization  Period?                                                     No
     Class  A  Accumulation  Period?                                           No
     Class  B  Accumulation  Period?                                           No
     Early  Amortization  Period?                                              No



A      Receivables for Due Period
A(1).  Beginning Principal Receivables                                           3,286,135,968.10
       Beginning Finance Charge Receivables (excluding Interchange)                 32,985,962.42
       Beginning Discount Receivables                                                        0.00
                                                                                 -----------------
       Beginning Receivables                                                     3,319,121,930.52

A(2).  Removed Principal Receivables                                                         0.00
       Removed Finance Charge Receivables (excluding Interchange)                            0.00
       Removed Receivables                                                                   0.00

A(3).  Principal Receivables with respect to Additional Accounts                             0.00
       Finance Charge Receivables with respect to Additional Accounts
       (excluding Interchange)                                                               0.00
                                                                                 -----------------
       Receivables with respect to Additional Accounts                                       0.00

A(4).  Principal Receivables billed                                                617,508,328.03
       Finance Charge Receivables billed (excluding Interchange)                    45,379,449.83
       Receivables billed                                                          662,887,777.86

A(5).  Discount Receivables Generated                                                        0.00

A(6).  Collections of Principal Receivables                                        659,988,072.58
       Collections of Finance Charge Receivables (excluding Interchange)            44,676,088.60
       Total Collections                                                           704,664,161.18

A(7).  Default Amount                                                               19,080,474.75

A(8).  Ending Principal Receivables                                              3,224,575,748.79
       Ending Finance Charge Receivables (excluding Interchange)                    33,689,323.66
       Ending Discount Receivables                                                           0.00
                                                                                 -----------------
       Ending Receivables                                                        3,258,265,072.45

A(9).  Beginning Aggregate Invested Amount                                       2,559,279,375.00
       Beginning Aggregate Invested Percentage                                              77.89%

A(10)  Beginning Transferor Amount                                                 726,856,593.10
       Net Change in Transferor Amount                                             (61,560,219.30)
       Ending Transferor Amount                                                    665,296,373.80
       Beginning Transferor Interest Percentage                                             22.12%

A(11)  Collections of Finance Charge Receivables allocable to Interchange            9,374,403.52

       Exhibit 99 A and B
       Page 5 of 23

B . .  Delinquencies and Losses for Due Period

B(1).  Delinquent Accounts
       30-59 Days Delinquent                                                               13,368
       60-89 Days Delinquent                                                                6,674
       90-119 Days Delinquent                                                               5,195
       120+ Days Delinquent                                                                 7,588

B(2).  Defaulted Accounts                                                                   3,998

B(3).  Delinquent Receivables
       30-59 Days Delinquent                                                        46,884,976.55
       60-89 Days Delinquent                                                        27,265,046.32
       90-119 Days Delinquent                                                       22,139,687.66
       120+ Days Delinquent                                                         34,192,092.87

B(4).  Default Amount                                                               15,473,572.59

C . .  Base Rate and Portfolio Yield

C(1).  Base Rate (Current Due Period)                                                        8.02%
       Base Rate (Prior Due Period)                                                          8.02%
       Base Rate (Two Due Periods Ago)                                                       8.02%
       Three Month Average Base Rate                                                         8.02%

C(2).  Portfolio Yield (Current Due Period)                                                 14.07%
       Portfolio Yield (Prior Due Period)                                                   13.38%
       Portfolio Yield (Two Due Periods Ago)                                                12.58%
       Three Month Average Portfolio Yield                                                  13.34%

D . .  Series 1993-2 Invested Amount

D(1).  Class A Initial Invested Amount                                             500,000,000.00
       Class B Initial Invested Amount                                              31,915,000.00
                                                                                 -----------------
       Initial Invested Amount                                                     531,915,000.00

D(2).  Class A Invested Amount as of the beginning of the Due Period               500,000,000.00
       Class B Invested Amount as of the beginning of the Due Period                31,915,000.00
                                                                                 -----------------
       Invested Amount as of the beginning of the Due Period                       531,915,000.00

D(3).  Class A Invested Amount at the end of revolving period                    N/A
       Class B Invested Amount at the end of revolving period                    N/A
       Invested Amount at the end of revolving period                            N/A

D(4).  Principal Funding Account Balance as of end of day on preceding
       Distribution Date                                                                     0.00
       Deposits to Principal Funding Account                                                 0.00
       Principal Funding Investment Proceeds                                                 0.00
       Withdrawals from Principal Funding Account                                            0.00
       Allocation of Principal Funding Investment Proceeds                                   0.00
                                                                                 -----------------
       Principal Funding Account Balance as of end of day on current                         0.00
       Distribution Date

D(5).  Class A Adjusted Invested Amount as of the beginning of the Due Period      500,000,000.00
       Class B Adjusted Invested Amount as of the beginning of the Due Period       31,915,000.00
                                                                                 -----------------
       Adjusted Invested Amount as of the beginning of the Due Period              531,915,000.00

D(6).  Enhancement Initial Invested Amount                                                   0.00
       Enhancement Invested Amount                                                           0.00

D(7).  Floating Allocation Percentage                                                       16.19%

D(8).  Principal Allocation Percentage                                                      16.19%

       Exhibit 99 A and B
       Page 6 of  23

E . .  Servicing Fee Calculation

E(1).  Servicing Base Amount                                                       531,915,000.00

E(2).  Servicer Interchange                                                            332,446.88
       Class A Servicing Fee                                                           520,833.44
       Class B Servicing Fee                                                            33,244.69
                                                                                 -----------------
       Subtotal                                                                        886,525.01
       Investor Monthly Servicing Fee                                                  886,525.01
                                                                                 -----------------
       Shortfall of Servicer Interchange                                                     0.00

E(3).  Investor Default Amount                                                       2,505,171.40
E(4).  Monthly Cash Collateral Fee                                                       9,142.36

F . .  Reserve Account

F(1).  Reserve Account Balance as of end of day on preceding Distribution Date               0.00
       Deposits to Reserve Account                                                           0.00
       Interest earnings on Reserve Account                                                  0.00
       Withdrawals from Reserve Account                                                      0.00
                                                                                 -----------------
       Reserve Account Balance as of end of day on current Distribution Date                 0.00

F(2).  Required Reserve Account Amount                                                       0.00
F(3).  Available Reserve Account Amount                                                      0.00
F(4).  Reserve Draw Amount                                                                   0.00
F(5).  Reserve Account Surplus                                                               0.00
F(6).  Covered Amount                                                            N/A

G . .  Cash Collateral Account

G(1).  Initial Shared Collateral Amount                                             26,595,833.00
       Initial Class B Collateral Amount                                             5,319,167.00
                                                                                 -----------------
       Initial Cash Collateral Amount                                               31,915,000.00

G(2).  Cash Collateral Account balance as of end of day on preceding
       Distribution Date                                                            31,915,000.00
       Deposits to Cash Collateral Account                                                   0.00
       Withdrawals from Cash Collateral Account                                              0.00
                                                                                 -----------------
       Cash Collateral Account balance as of end of day on current                  31,915,000.00
       Distribution Date

G(3).  Cash Collateral Account Surplus                                                       0.00

G(4).  Available Shared Collateral Amount                                           26,595,833.00
       Available Cash Collateral Amount                                             31,915,000.00

G(5).  Required Draw Amount                                                                  0.00
       Interest Draw Amount                                                                  0.00
       Servicing Draw Amount                                                                 0.00
       Default Draw Amount                                                                   0.00
       Reimbursement Draw Amount/Special Draw Amount/Class
       A&B Principal Draw Amount                                                             0.00
                                                                                 -----------------
                                                                                             0.00
       Exhibit 99 A and B
       Page 7 of 23

H . .  Class A Available Funds

H(1).  Class A Floating Percentage                                                          94.00%

H(2).  Principal Funding Investment Proceeds (if applicable to Class A)                      0.00
       Class A Finance Charge Collections (excluding Interchange)                    6,799,075.22
       Class A allocation of Servicer Interchange                                    1,426,652.97
       Reserve Draw Amount (if applicable to Class A)                                        0.00
                                                                                 -----------------
       Class A Available Funds                                                       8,225,728.19

H(3).  Class A Monthly Interest                                                      2,500,000.00
                                                                                 -----------------
       Class A Interest Shortfall                                                            0.00

H(4).  Class A Additional Interest                                                           0.00
       Class A Servicing Fee                                                           520,833.44
       Class A allocation of Servicer Interchange                                      312,500.07
       Class A Investor Default Amount                                               2,354,861.12

H(5).  Distribution of Class A Available Funds
       Class A Monthly Interest plus amounts previously due
       but not distributed                                                           2,500,000.00
       Class A Additional Interest plus amounts
       previously due but not distributed                                                    0.00
       Class A Servicing Fee plus amounts previously due
       but not distributed                                                             520,833.44
       Class A allocation of Servicer Interchange                                      312,500.07
       Class A Investor Default Amount                                               2,354,861.12
                                                                                 -----------------
       Total Class A Excess Spread                                                   2,537,533.56

H(6).  Required Amount                                                                       0.00

I . .  Class B Available Funds

I(1).  Class B Floating Percentage                                                           6.00%

I(2).  Principal Funding Investment Proceeds (if applicable to Class B)                      0.00
       Class B Finance Charge Collections (excluding Interchange)                      433,983.52
       Class B allocation of Servicer Interchange                                       91,062.96
       Reserve Draw Amount (if applicable to Class B)                                        0.00
       Class B Available Funds                                                         525,046.48

I(3).  Class B Monthly Interest                                                        166,223.96
                                                                                 -----------------
       Class B Interest Shortfall                                                            0.00

I(4).  Class B Additional Interest                                                           0.00
       Class B Servicing Fee                                                            33,244.69
       Class B allocation of Servicer Interchange                                       19,946.81

I(5).  Distribution of Class B Available Funds
       Class B Monthly Interest plus amounts previously due
       but not distributed                                                             166,223.96
       Class B Additional Interest plus amounts
       previously due but not distributed                                                    0.00
       Class B Servicing Fee plus amounts previously due
       but not distributed                                                              33,244.69
       Class B allocation of Servicer Interchange                                       19,946.81
       Total Class B Excess Spread                                                     305,631.02

I(6).  Class B Investor Default Amount                                                 150,310.28

       Exhibit 99 A and B
       Page 8 of 23

J . .  Excess Spread and Excess Finance Charge Collections

J(1).  Total Excess Spread                                                           2,843,164.58
       Excess Finance Charge Collections allocated from other series                         0.00
                                                                                 -----------------
                                                                                     2,843,164.58

J(2).  Applied to Required Amount                                                            0.00
       Applied to Class A Investor Charge Offs                                               0.00
       Applied to Class B Monthly Interest & Additional Interest                             0.00
       Applied to Class B Servicing Fee                                                      0.00
       Applied to Class B Investor Default Amount                                      150,310.28
       Applied to Class B Invested Amount reductions                                         0.00
       Applied to Enhancement Invested Amount reductions                                     0.00
       Applied to Cash Collateral Account                                                    0.00
       Applied to Monthly Cash Collateral Fee                                            9,142.36
       Applied to Reserve Account                                                            0.00
       Applied to Cash Collateral Depositor                                                  0.00
                                                                                 -----------------
                                                                                     2,683,711.94

J(3).  Finance Charge Shortfall                                                              0.00

J(4).  Portion of Shared Collateral Amount applied to Required Amount                        0.00
       Portion of Reallocated Principal Collections applied to Required Amount               0.00

K . .  Principal Collections

K(1).  Available Principal Collections                                             106,852,068.95
       Excess Principal Collections with respect to other Series                             0.00
       Subtotal                                                                    106,852,068.95

K(2).  Class A Principal Percentage                                                         94.00%
       Class A Monthly Principal                                                             0.00

K(3).  Class B Principal Percentage                                                          6.00%
       Class B Monthly Principal                                                             0.00

K(4).  Allocation of Principal Collections
       Deposit to Principal Funding Account                                                  0.00
       Distribution to Cash Collateral Depositor                                             0.00
       Excess Principal Collections                                                106,852,068.95
       Principal Shortfall                                                                   0.00

K(5).  Reallocated Principal Collections pursuant to Section 4.9(a)                          0.00

K(6).  Amount by which Class B Invested Amount was reduced pursuant to 4.7(a)                0.00

L . .  Accumulation Period

L(1).  Controlled Accumulation Amount (Class A)                                  N/A
       Deficit Controlled Accumulation Amount (Class A)                          N/A
       Controlled Deposit Amount (Class A)                                                   0.00

L(2).  Controlled Accumulation Amount (Class B)                                  N/A
       Deficit Controlled Accumulation Amount (Class B)                          N/A
                                                                                 -----------------
       Controlled Deposit Amount (Class B)                                                   0.00

       Exhibit 99 A and B
       Page 9 of 23

M . .  Investor Charge Offs

M(1).  Class A Investor Charge Offs                                                          0.00
       Class B Investor Charge Offs                                                          0.00

M(2).  The amount of reimbursed Class A Investor Charge Offs                                 0.00
       The amount of reimbursed Class B Investor Charge Offs                                 0.00

M(3).  The amount, if any, by which the outstanding principal balance of the
       Certificates exceeds the
       Invested Amount after giving effect to all transactions on the
       Distribution Date
       Class A                                                                               0.00
       Class B                                                                               0.00

N . .  Distributions to Class A Certificateholders
       (per $1,000 original principal amount)

N(1).  Total distribution to Class A Certificateholders                                      5.00
       Amount with respect to interest                                                       5.00
       Amount with respect to principal                                                      0.00
N(2).  Class A Investor Charge Offs                                                          0.00
N(3).  The amount of reimbursed Class A Investor Charge Offs                                 0.00

O . .  Distributions to Class B Certificateholders
       (per $1,000 original principal amount)

O(1).  Total distribution to Class B Certificateholders                                      5.21
       Amount with respect to interest                                                       5.21
       Amount with respect to principal                                                      0.00
O(2).  Class B Investor Charge Offs                                                          0.00
O(3).  The amount of reimbursed Class B Investor Charge Offs                                 0.00


     BANK  OF  AMERICA,  NATIONAL  ASSOCIATION  (U.S.A.)
     as  Servicer



     By:  /s/Emily Watson
          ---------------
     Name:   Emily Watson
     Title:  Assistant Vice President


                                           Exhibit 99 A and B
                                             Page 10 of 23

                                 MONTHLY CERTIFICATEHOLDERS STATEMENT
                           BANK OF AMERICA,  NATIONAL ASSOCIATION (U.S.A.)
                                 NATIONSBANK CREDIT CARD MASTER TRUST
                                            SERIES 1995-1

     Pursuant  to  the  Master  Pooling  and  Servicing  Agreement, dated as of December 1, 1993
     (as amended or supplemented, the "Pooling and Servicing Agreement"), as supplemented by the
     Series  1995-1  Supplement, dated as of August 8, 1995 (the "Supplement" and, together with the  Pooling  and  Servicing  Agreement,  the  "Agreement"),  each  Between  NationsBank of
     Delaware, N.A. as Transferor and Servicer, and The  Bank  of  New  York,  as  Trustee,  the
     Servicer is required to prepare certain information  each  month regarding distributions to
     Certificateholders and the performance of  the  Trust.  The  information  with  respect  to the applicable Distribution  Date and  Due  Period  is  set  forth  Below.

     Due Period                                                                           Jun-99
     Determination Date                                                                08-Jul-99
     Transfer Date                                                                     14-Jul-99
     Distribution Date                                                                 15-Jul-99
     Amortization Period?                                                   No
     Class A Accumulation Period?                                           No
     Class B Accumulation Period?                                           No
     Early Amortization Period?                                             No




A      Receivables for Due Period
A(1).  Beginning Principal Receivables                                         3,286,135,968.10
       Beginning Finance Charge Receivables (excluding Interchange)               32,985,962.42
       Beginning Discount Receivables                                                      0.00
                                                                               -----------------
       Beginning Receivables                                                   3,319,121,930.52

A(2).  Removed Principal Receivables                                                       0.00
       Removed Finance Charge Receivables (excluding Interchange)                          0.00
                                                                               -----------------
       Removed Receivables                                                                 0.00

A(3).  Principal Receivables with respect to Additional Accounts                           0.00
       Finance Charge Receivables with respect to Additional Accounts                      0.00
                                                                               -----------------
       (excluding Interchange)                                                             0.00
       Receivables with respect to Additional Accounts

A(4).  Principal Receivables billed                                              617,508,328.03
       Finance Charge Receivables billed (excluding Interchange)                  45,379,449.83
                                                                               -----------------
       Receivables billed                                                        662,887,777.86

A(5).  Discount Receivables Generated                                                      0.00

A(6).  Collections of Principal Receivables                                      659,988,072.58
       Collections of Finance Charge Receivables (excluding Interchange)          44,676,088.60
                                                                               -----------------
       Total Collections                                                         704,664,161.18

A(7).  Default Amount (excluding Recoveries)                                      19,080,474.75

A(8).  Ending Principal Receivables                                            3,224,575,748.79
       Ending Finance Charge Receivables (excluding Interchange)                  33,689,323.66
       Ending Discount Receivables                                                         0.00
                                                                               -----------------
       Ending Receivables                                                      3,258,265,072.45

A(9).  Beginning Aggregate Invested Amount                                     2,559,279,375.00
       Beginning Aggregate Invested Percentage                                            77.87%

A(10)  Beginning Transferor Amount                                               726,856,593.10
       Net Change in Transferor Amount                                           (61,560,219.30)
                                                                               -----------------
       Ending Transferor Amount                                                  665,296,373.79
       Beginning Transferor Interest Percentage                                           22.12%

A(11)  Collections of Finance Charge Receivables allocable to Interchange          9,374,403.52

       Exhibit 99 C, D and E
       Page 11 of 23

B . .  Delinquencies and Losses for Due Period

B(1).  Delinquent Accounts
       30-59 Days Delinquent                                                             13,368
       60-89 Days Delinquent                                                              6,674
       90-119 Days Delinquent                                                             5,195
       120+ Days Delinquent                                                               7,588

B(2).  Defaulted Accounts                                                                 3,998

B(3).  Delinquent Receivables
       30-59 Days Delinquent                                                      46,884,976.55
       60-89 Days Delinquent                                                      27,265,046.32
       90-119 Days Delinquent                                                     22,139,687.66
       120+ Days Delinquent                                                       34,192,092.87

B(4).  Default Amount                                                             15,473,572.59

C . .  Base Rate and Portfolio Yield

C(1).  Base Rate (Current Due Period)                                                      8.39%
       Base Rate (Prior Due Period)                                                        8.37%
       Base Rate (Two Due Periods Ago)                                                     8.41%
       Three Month Average Base Rate                                                       8.39%

C(2).  Portfolio Yield (Current Due Period)                                               14.09%
       Portfolio Yield (Prior Due Period)                                                 13.39%
       Portfolio Yield (Two Due Periods Ago)                                              12.59%
       Three Month Average Portfolio Yield                                                13.36%

D . .  Series 1995-1 Invested Amount

D(1).  Class A Initial Invested Amount                                         1,000,000,000.00
       Class B Initial Invested Amount                                            51,137,000.00
       Collateral Initial Indebtedness Amount                                     85,228,000.00
       Initial Invested Amount                                                 1,136,365,000.00

D(2).  Class A Investor Amount as of the Beginning of the Due Period           1,000,000,000.00
       Class B Investor Amount as of the Beginning of the Due Period              51,137,000.00
                                                                               -----------------
       Investor Amount                                                         1,136,364,375.00

D(3).  Class A Invested Amount at the end of revolving period                  N/A
       Class B Invested Amount at the end of revolving period                  N/A
       Collateral Indebtedness Amount at the end of revolving period           N/A
                                                                               -----------------
       Invested Amount at the end of revolving period                          N/A

D(4).  Principal Funding Account Balance as of end of day on preceding
       Distribution Date                                                                   0.00
       Deposits to Principal Funding Account                                               0.00
       Principal Funding Investment Proceeds                                               0.00
       Withdrawals from Principal Funding Account                                          0.00
       Allocation of Principal Funding Investment Proceeds                                 0.00
       Principal Funding Account Balance as of end of day on current                       0.00
       Distribution Date

D(5).  Class A Invested Amount as of the Beginning of the Due Period           1,000,000,000.00
       Class B Invested Amount as of the Beginning of the Due Period              51,137,000.00
       Collateral Indebtedness Amount as of the Beginning of the Due Period       85,227,375.00
       Invested Amount as of the Beginning of the Due Period                   1,136,364,375.00

D(6).  Required Enhancement Amount                                                85,227,328.10
       Enhancement Surplus                                                                46.90
       Available Enhancement Amount                                               85,227,328.10

D(7).  Floating Allocation Percentage                                                     34.58%

D(8).  Fixed Allocation Percentage                                             N/A

       Exhibit 99 C, D and E
       Page 12 of 23

E . .  Servicing Fee Calculation
E(1).  Servicing Base Amount                                                   1,136,364,375.00

E(2).  Servicer Interchange                                                          710,227.74
       Class A Servicing Fee                                                       1,041,666.67
       Class B Servicing Fee                                                          53,267.71
       Collateral Servicing Fee                                                       88,778.52
                                                                               -----------------
       Subtotal                                                                    1,893,940.64
       Investor Monthly Servicing Fee                                              1,893,940.64
                                                                               -----------------
       Shortfall of Servicer Interchange                                                   0.00

E(3).  Investor Default Amount                                                     5,350,761.40

F . .  Reserve Account

F(1).  Reserve Account Balance as of end of day on preceding
       Distribution Date                                                                   0.00
       Deposits to Reserve Account                                                         0.00
       Interest earnings on Reserve Account                                                0.00
       Withdrawals from Reserve Account                                                    0.00
       Reserve Account Balance as of end of day on current                                 0.00
       Distribution Date

F(2).  Required Reserve Account Amount                                                     0.00
F(3).  Available Reserve Account Amount                                                    0.00
F(4).  Reserve Draw Amount                                                                 0.00
F(5).  Reserve Account Surplus                                                             0.00
F(6).  Covered Amount                                                          N/A

G . .  Cash Collateral Account

G(1).  Initial Cash Collateral Amount                                                      0.00

G(2).  Cash Collateral Account balance as of end of day on preceding
       Distribution Date                                                                   0.00
       Deposits to Cash Collateral Account (Net of Investment Earnings)                    0.00
       Investment Earnings on Cash Collateral Account                                      0.00
       Withdrawals from Cash Collateral Account                                            0.00
                                                                               -----------------
       Cash Collateral Account balance as of end of day on current                         0.00
       Distribution Date

G(3).  Cash Enhancement Surplus                                                            0.00

G(4).  Available Cash Collateral Amount                                                    0.00
       Required Cash Collateral Amount                                                     0.00
       Required Cash Collateral Percentage                                                 0.00%

G(5).  Required Draw Amount                                                                0.00

H . .  Class A Available Funds

H(1).  Class A Floating Percentage                                                        30.43%

H(2).  Principal Funding Investment Proceeds (if applicable to Class A)                    0.00
       Cash Collateral Account Investment Proceeds                                         0.00
       Class A Finance Charge Collections (excluding Interchange)                 13,594,933.76
       Class A allocation of Servicer Interchange                                  2,852,630.99
       Reserve Draw Amount (if applicable to Class A)                                      0.00
       Class A Available Funds                                                    16,447,564.75

H(3).  Class A Monthly Interest                                                    5,375,000.00
       Class A Interest Shortfall                                                          0.00

H(4).  Class A Additional Interest                                                         0.00
       Class A Servicing Fee                                                       1,041,666.67
       Class A allocation of Servicer Interchange                                    625,000.00
       Class A Investor Default Amount                                             4,708,608.14

       Exhibit 99 C, D and E
       Page 13 of 23

H(5).  Distribution of Class A Available Funds
       Class A Monthly Interest plus amounts previously due
       but not distributed                                                         5,375,000.00
       Class A Additional Interest plus amounts
       previously due but not distributed                                                  0.00
       Class A Servicing Fee plus amounts previously due
       but not distributed                                                         1,041,666.67
       Class A allocation of Servicer Interchange                                    625,000.00
       Class A Investor Default Amount                                             4,708,608.14
       Total Class A Excess Spread                                                 4,697,289.94
H(6).  Class A Required Amount                                                             0.00

I . .  Class B Available Funds

I(1).  Class B Floating Percentage                                                         1.56%

I(2).  Principal Funding Investment Proceeds (if applicable to Class B)                    0.00
       Cash Collateral Account Investment Proceeds                                         0.00
       Class B Finance Charge Collections (excluding Interchange)                    696,946.98
       Class B allocation of Servicer Interchange                                    146,240.69
       Reserve Draw Amount (if applicable to Class B)                                      0.00
       Class B Available Funds                                                       843,187.67

I(3).  Class B Monthly Interest                                                      282,318.85
       Class B Interest Shortfall                                                          0.00

I(4).  Class B Additional Interest                                                         0.00
       Class B Servicing Fee                                                          53,267.71
       Class B allocation of Servicer Interchange                                     31,960.63

I(5).  Distribution of Class B Available Funds
       Class B Monthly Interest plus amounts previously due
       but not distributed                                                           282,318.85
       Class B Additional Interest plus amounts
       previously due but not distributed                                                  0.00
       Class B Servicing Fee plus amounts previously due
       but not distributed                                                            53,267.71
       Class B allocation of Servicer Interchange                                     31,960.63
       Total Class B Excess Spread                                                   475,640.48

I(6).  Class B Investor Default Amount                                               241,387.73

       Class B Required Amount                                                             0.00

J . .  Collateral Available Funds

J(1).  Collateral Floating Percentage                                                      2.59%

J(2).  Collateral Finance Charge Collections                                       1,157,110.69
       Collateral Allocation of Cash Collateral Account Investment Proceeds                0.00
       Collateral allocation of Servicer Interchange                                 242,797.05
       Collateral Available Funds                                                  1,399,907.74

J(3).  Collateral Monthly Interest                                                   392,401.04
       Collateral Interest Shortfall                                                       0.00

J(4).  Collateral Additional Interest                                                      0.00
       Collateral Servicing Fee                                                       88,778.52
       Collateral allocation of Servicer Interchange                                  53,267.11

J(5).  Distribution of Collateral Available Funds
       Collateral Servicing Fee plus amounts previously due                           88,778.52
       but not distributed
       Collateral allocation of Servicer Interchange                                  53,267.11
       Total Collateral Excess Spread                                              1,257,862.11

J(6).  Collateral Investor Default Amount                                            400,765.53

J(7).  Collateral Required Amount                                                          0.00

       Exhibit 99 C, D and E
       Page 14 of 23

K . .  Excess Spread and Excess Finance Charge Collections

K(1).  Total Excess Spread                                                         6,430,792.53
       Excess Finance Charge Collections allocated from other series                       0.00
       Subtotal                                                                    6,430,792.53

K(2).  Applied to Class A Monthly Interest & Additional Interest                           0.00
       Applied to Class A Servicing Fee                                                    0.00
       Applied to Class A Investor Default Amount                                          0.00
       Applied to Class A Investor Charge Offs                                             0.00
       Applied to Class B Monthly Interest & Additional Interest                           0.00
       Applied to Class B Servicing Fee                                                    0.00
       Applied to Class B Investor Default Amount                                    241,387.73
       Applied to Class B Invested Amount reductions                                       0.00
       Applied to Collateral Servicing Fee                                                 0.00
       Applied to Collateral Monthly Interest & Additional Interest                  392,401.04
       Applied to Collateral Default Amount                                          400,765.53
       Applied to Collateral Indebtedness Amount reductions                                0.00
       Applied to Cash Collateral Account                                                  0.00
       Applied to Other Amount Due to Collateral Indebtedness Holder                       0.00
       Applied to Reserve Account                                                          0.00
       Applied to Cash Collateral Depositor                                                0.00
                                                                               -----------------
       Total Excess Finance Charge Collections                                     5,396,238.23

K(3).  Finance Charge Shortfall                                                            0.00

K(4).  Portion of Reallocated Principal Collections applied to                             0.00
       Required Amount

L . .  Principal Collections

L(1).  Collections of Principal Receivables allocable to Series 1995-1           228,223,875.50
       Excess Principal Collections with respect to other Series                           0.00
       Subtotal                                                                  228,223,875.50

L(2).  Class A Fixed Percentage                                                N/A
       Class A Monthly Principal                                                           0.00

L(3).  Class B Fixed Percentage                                                N/A
       Class B Monthly Principal                                                           0.00

L(4).  Collateral Fixed Percentage                                             N/A
       Collateral Monthly Principal                                                        0.00


L(5).  Allocation of Principal Collections
       Deposit to Principal Funding Account                                                0.00
       Distribution to Collateral Indebtedness Holder                                      0.00
       Excess Principal Collections                                              228,223,875.50
       Principal Shortfall                                                                 0.00

L(6).  Class B Subordinated Principal Collections                                 10,537,201.66
       Collateral Subordinated Principal Collections                              17,494,456.61
                                                                               -----------------
       Total Subordinated Principal Collections                                   28,031,658.27

L(7).  Reallocated Principal Collections pursuant to Section 4.9(a)                        0.00
       Reallocated Principal Collections pursuant to Section 4.9(b)                        0.00
       Reallocated Principal Collections pursuant to Section 4.9(c)                        0.00
                                                                               -----------------
       Total Reallocated Principal Collections                                             0.00

       Exhibit 99 C, D and E
       Page 15 of 23

M . .  Accumulation Period

M(1).  Controlled Accumulation Amount (Class A)                                N/A
       Deficit Controlled Accumulation Amount (Class A)                        N/A
                                                                               -----------------
       Controlled Deposit Amount (Class A)                                                 0.00

M(2).  Controlled Accumulation Amount (Class B)                                N/A
       Deficit Controlled Accumulation Amount (Class B)                        N/A
                                                                               -----------------
       Controlled Deposit Amount (Class B)                                                 0.00

M(3).  Accumulation Period Factor                                                          1.00
       Monthly Payment Rate                                                             20.0840%
       Required Accumulation Factor Number                                                12.00
       Accumulation Period Length                                              N/A

N . .  Investor Charge Offs

N(1).  Class A Investor Charge Offs                                                        0.00
       Class B Investor Charge Offs                                                        0.00

N(2).  The amount of reimbursed Class A Investor Charge Offs                               0.00
       The amount of reimbursed Class B Investor Charge Offs                               0.00

N(3).  The amount, if any, by which the outstanding principal balance of the
       Certificates exceeds the
       Invested Amount after giving effect to all transactions on the
       Distribution Date
       Class A                                                                             0.00
       Class B                                                                             0.00

O . . Distributions to Class A Certificateholders (per $1,000 original principal amount)

O(1).  Total distribution to Class A Certificateholders                                    5.38
       Amount with respect to interest                                                     5.38
       Amount with respect to principal                                                    0.00
O(2).  Class A Investor Charge Offs                                                        0.00
O(3).  The amount of reimbursed Class A Investor Charge Offs                               0.00

P . . Distributions to Class B Certificateholders (per $1,000 original principal amount)

P(1).  Total distribution to Class B Certificateholders                                    5.52
       Amount with respect to interest                                                     5.52
       Amount with respect to principal                                                    0.00
P(2).  Class B Investor Charge Offs                                                        0.00
P(3).  The amount of reimbursed Class B Investor Charge Offs                               0.00

Q . . Distributions to Collateral Indebtedness Holders (per $1,000 original principal amount)

Q(1).  Total distribution to Collateral Indebtedness Holders                               4.60
       Amount with respect to interest                                                     4.60
       Amount with respect to principal                                                    0.00
Q(2).  Collateral Investor Charge Offs                                                     0.00
Q(3).  The amount of reimbursed Collateral Investor Charge Offs                            0.00



     BANK  OF  AMERICA,  NATIONAL  ASSOCIATION  (U.S.A.)
     as  Servicer


     By: /s/Emily Watson
         ---------------
     Name:  Emily Watson
     Title: Assistant Vice  President

                                        Exhibit 99 C, D and E
                                            Page 16 of 23


                                      MONTHLY CERTIFICAUEHOLDERS STATEMENT
                                BANK OF AMERICA,  NATIONAL ASSOCIATION (U.S.A.)
                                      NATIONSBANK CREDIT CARD MASTER TRUST
                                                 SERIES 1996-1

     Pursuant  to  the  Master  Pooling  and  Servicing  Agreement,  dated  as  of  December  1,  1993
     (AU  amended  or  supplemented,  the  "Pooling  and  Servicing  Agreement"),  AU  supplemented by the
     Series  1996-1  Supplement,  dated  as  of  June11,  1996  (the  "Supplement"  and,  together  with the  Pooling  and  Servicing  Agreement,  the  "Agreement"),  each  between  NationsBank of Delaware,
     N.A.  as  Transferor  and  Servicer,  and  The  Bank  of  New  York,  as  Trustee,  the  Servicer  is
     required  to  prepare  certain  information  each month regarding distributions to Certificateholders and  the  performance of the Trust.  The information with respect to the applicable Distribution Date and  Due  Period  is  set  forth  below.

     Due Period                                                                                     Jun-99
     Determination Date                                                                          08-Jul-99
     Transfer Date                                                                               14-Jul-99
     Distribution date                                                                           15-Jul-99
     Interest Period                                                                     6/15/99 - 9/14/99
     Interest Payment date                                                                       15-Sep-99
     Amortization Period?                                                             No
     Class A Accumulation Period?                                                     No
     Class B Accumulation Period?                                                     No
     Early Amortization Period?                                                       No




A      Receivables for Due Period
A(1).  Beginning Principal Receivables                                                   3,286,135,968.10
       Beginning Finance Charge Receivables (excluding Interchange)                         32,985,962.42
       Beginning Discount Receivables                                                                0.00
                                                                                         -----------------
       Beginning Receivables                                                             3,319,121,930.52

A(2).  Removed Principal Receivables                                                                 0.00
       Removed Finance Charge Receivables (excluding Interchange)                                    0.00
                                                                                         -----------------
       Removed Receivables                                                                           0.00

A(3).  Principal Receivables with respect to Additional Accounts                                     0.00
       Finance Charge Receivables with respect to Additional Accounts
       (excluding Interchange)                                                                       0.00
                                                                                         -----------------
       Receivables with respect to Additional Accounts                                               0.00

A(4).  Principal Receivables billed                                                        617,508,328.03
       Finance Charge Receivables billed (excluding Interchange)                            45,379,449.83
                                                                                         -----------------
       Receivables billed                                                                  662,887,777.86

A(5).  Discount Receivables generated                                                                0.00

A(6).  Collections of Principal Receivables                                                659,988,072.58
       Collections of Finance Charge Receivables (excluding Interchange)                    44,676,088.60
                                                                                         -----------------
       Total Collections                                                                   704,664,161.18

A(7).  Default Amount (excluding Recoveries)                                                19,080,474.75

A(8).  Ending Principal Receivables                                                      3,224,575,748.79
       Ending Finance Charge Receivables (excluding Interchange)                            33,689,323.66
       Ending Discount Receivables                                                                   0.00
                                                                                         -----------------
       Ending Receivables                                                                3,258,265,072.45

A(9).  Beginning aggregate Invested Amount                                               2,559,279,375.00
       Beginning aggregate Invested Percentage                                                      77.87%

A(10)  Beginning Transferor Amount                                                         726,856,593.10
       Net Change in Transferor Amount                                                     (61,560,219.30)
                                                                                         -----------------
       Ending Transferor Amount                                                            665,296,373.79
       Beginning Transferor Interest Percentage                                                     22.12%

A(11)  Collections of Finance Charge Receivables allocable to Interchange                    9,374,403.52

       Exhibit 99 F, G and H
       Page 17 of 23

B . .  Delinquencies and Losses for Due Period

B(1).  Delinquent Accounts
       30-59 Days Delinquent                                                                       13,368
       60-89 Days Delinquent                                                                        6,674
       90-119 Days Delinquent                                                                       5,195
       120+ Days Delinquent                                                                         7,588

B(2).  Defaulted Accounts                                                                           3,998

B(3).  Delinquent Receivables
       30-59 Days Delinquent                                                                46,884,976.55
       60-89 Days Delinquent                                                                27,265,046.32
       90-119 Days Delinquent                                                               22,139,687.66
       120+ Days Delinquent                                                                 34,192,092.87

B(4).  Default Amount                                                                       15,473,572.59

C . .  Base Rate and Portfolio Yield

C(1).  Base Rate (Current Due Period)                                                                7.33%
       Base Rate (Prior Due Period)                                                                  7.02%
       Base Rate (Two Due Periods Ago)                                                               7.54%
       Three Month Average Base Rate                                                                 7.30%

C(2).  Portfolio Yield (Current Due Period)                                                         14.15%
       Portfolio Yield (Prior Due Period)                                                           13.46%
       Portfolio Yield (Two Due Periods Ago)                                                        12.64%
       Three Month Average Portfolio Yield                                                          13.42%

D . .  Series 1996-1 Invested Amount

D(1).  Class A Initial Invested Amount                                                     756,000,000.00
       Class B Initial Invested Amount                                                      58,500,000.00
       Collateral Initial Indebtedness Amount                                               85,500,000.00
                                                                                         -----------------
       Initial Invested Amount                                                             900,000,000.00

D(2).  Class A Investor Amount AU of the beginning of the Due Period                       756,000,000.00
       Class B Investor Amount AU of the beginning of the Due Period                        58,500,000.00
                                                                                         -----------------
       Investor Amount                                                                     891,000,000.00

D(3).  Class A Invested Amount AU the end of revolving period                            N/A
       Class B Invested Amount AU the end of revolving period                            N/A
       Collateral Indebtedness Amount AU the end of revolving period                     N/A
                                                                                         -----------------
       Invested Amount AU the end of revolving period                                    N/A

D(4).  Principal Funding Account Balance AU of end of day on preceding
       Distribution Date                                                                             0.00
       Deposits to Principal Funding Account                                                         0.00
       Principal Funding Investment Proceeds                                                         0.00
       Withdrawals from Principal Funding Account                                                    0.00
       Allocation of Principal Funding Investment Proceeds                                           0.00
                                                                                         -----------------
       Principal Funding Account Balance as of end of day on current Distribution Date               0.00

D(5).  Class A Invested Amount as of the beginning of the Due Period                       756,000,000.00
       Class B Invested Amount as of the beginning of the Due Period                        58,500,000.00
       Collateral Indebtedness Amount as of the beginning of the Due Period                 76,500,000.00
                                                                                         -----------------
       Invested Amount as of the beginning of the Due Period                               891,000,000.00

D(6).  Required Enhancement Amount                                                          84,645,000.00
       Enhancement Surplus                                                                     855,000.00
       Available Enhancement Amount                                                         84,645,000.00

D(7).  Floating Allocation Percentage                                                               27.12%

D(8).  Fixed Allocation Percentage                                                       N/A

       Exhibit 99 F, G and H
       Page 18 of 23

E . .  Servicing Fee Calculation

E(1).  Servicing Base Amount                                                               891,000,000.00

E(2).  Servicer Interchange                                                                    556,875.00
       Class A Servicing Fee                                                                   787,500.00
       Class B Servicing Fee                                                                    60,937.50
       Collateral Servicing Fee                                                                 79,687.50
                                                                                         -----------------
       Subtotal                                                                              1,485,000.00
       Investor Monthly Servicing Fee                                                        1,485,000.00
                                                                                         -----------------
       Shortfall of Servicer Interchange                                                             0.00

E(3).  Investor Default Amount                                                               4,196,432.89
E(4)

F . .  Reserve Account

F(1).  Reserve Account Balance as of end of day on preceding Distribution Date                       0.00
       Deposits to Reserve Account                                                                   0.00
       Interest earnings on Reserve Account                                                          0.00
       Withdrawals from Reserve Account                                                              0.00
                                                                                         -----------------
       Reserve Account Balance AU of end of day on current Distribution Date                         0.00

F(2).  Required Reserve Account Amount                                                               0.00
F(3).  Available Reserve Account Amount                                                              0.00
F(4).  Reserve Draw Amount                                                                           0.00
F(5).  Reserve Account Surplus                                                                       0.00
F(6).  Covered Amount                                                                    N/A

G . .  Cash Collateral Account

G(1).  Initial Cash Collateral Amount                                                                0.00

G(2).  Cash Collateral Account balance as of end of day on preceding Distribution Date       9,000,000.00
       Deposits to Cash Collateral Account (Net of Investment Earnings)                              0.00
       Investment Earnings on Cash Collateral Account                                           35,457.50
       Withdrawals from Cash Collateral Account                                                 35,457.50
                                                                                         -----------------
       Cash Collateral Account balance as of end of day on current                           9,000,000.00

G(3).  Cash Enhancement Surplus                                                                      0.00

G(4).  Available Cash Collateral Amount                                                      9,000,000.00
       Required Cash Collateral Amount                                                       9,000,000.00
       Required Cash Collateral Percentage                                                           1.00%

G(5).  Required Draw Amount                                                                          0.00

H . .  Interest Funding Account

H(1).  Interest Funding Account balance as of end of day on preceding
       Distribution Date                                                                     3,599,470.31
       Deposits to Interest Funding Account                                                  3,599,470.31
       Interest Funding Investment Proceeds                                                      6,986.17
       Withdrawals from Interest Funding Account                                                (6,986.17)
                                                                                         -----------------
       Interest Funding Account balance as of end of day on current                          7,198,940.62
       Distribution Date

       Exhibit 99 F, G and H
       Page 19 of 23

I . .  Class A Available Funds

I(1).  Class A Floating Percentage                                                                  23.01%

I(2).  Principal Funding Investment Proceeds (if applicable to Class A)                              0.00
       Cash Collateral Account Investment Proceeds                                              30,083.98
       Interest Funding Account Investment Proceeds                                              5,927.43
       Class A Finance Charge Collections (excluding Interchange)                           10,279,967.99
       Class A allocation of Servicer Interchange                                            2,157,050.25
       Reserve Draw Amount (if applicable to class A)                                                0.00
                                                                                         -----------------
       Cclass A Available Funds                                                             12,473,029.65

I(3).  Class A Monthly Interest                                                              3,335,062.50
                                                                                         -----------------
       Class A Interest Shortfall                                                                    0.00

I(4).  Class A Additional Interest                                                                   0.00
       Class A Servicing Fee                                                                   787,500.00
       Class A Allocation of Service Interchange                                               472,500.00
       Class A Investor Default Amount                                                       3,560,469.06

I(5).  Distribution of Class A Available Funds
       Class A Monthly Interest plus amounts previously due but not distributed              3,335,062.50
       Class A Additional Interest plus amounts previously due but not distributed                   0.00
       Class A Servicing Fee plus amounts previously due but not distributed                   787,500.00
       Class A Allocation of Servicer Interchange                                              472,500.00
       Class A Investor Default Amount                                                       3,560,469.06
                                                                                         -----------------
       Total Class A Excess Spread                                                           4,317,498.09

I(6).  Class A Required Amount                                                                       0.00

J . .  Class B Available Funds

J(1).  Class B Floating Percentage                                                                   1.78%

J(2).  Principal Funding Investment Proceeds (if applicable to Class B)                              0.00
       Cash Collateral Account Investment Proceeds                                               2,327.23
       Interest Funding Account Investment Proceeds                                                458.53
       Class B Finance Charge Collections (excluding Interchange)                              795,234.38
       Class B Allocation of Servicer Interchange                                              166,864.38
       Reserve Draw Amount (if applicable to Class B)                                                0.00
                                                                                         -----------------
       Class B Available Funds                                                                 964,884.52

J(3).  Class B Monthly Interest                                                                264,407.81
                                                                                         -----------------
       Class B Interest Shortfall                                                                    0.00

J(4).  Class B Additional Interest                                                                   0.00
       Class B Servicing Fee                                                                    60,937.50
       Class B Allocation of Servicer Interchange                                               36,562.50

J(5).  Distribution of Class B Available Funds
       Class B Monthly Interest plus amounts previously due but not distributed                264,407.81
       Class B Additional Interest plus amounts previously due but not distributed                   0.00
       Class B Servicing Fee plus amounts previously due but not distributed                    60,937.50
       Class B Allocation of Servicer Interchange                                               36,562.50
                                                                                         -----------------
       Total Class B Excess Spread                                                             602,976.71

J(6).  Class B Investor Default Amount                                                         275,429.59

       Class B Required Amount                                                                       0.00

       Exhibit 99 F, G and H
       Page 20 of 23

K . .  Collateral Available Funds

K(1).  Collateral Floating Percentage                                                                2.33%

K(2).  Collateral Finance Charge Collections                                                 1,040,952.86
       Collateral Allocation of Interest Funding Account Proceeds                                  600.21
       Collateral Allocation of Servicer Interchange                                           218,423.60
       Collateral Allocation of Cash Collateral Account Investment Proceeds                      3,046.31
                                                                                         -----------------
       Collateral Available Funds                                                            1,263,022.98

K(3).  Collateral Monthly Interest                                                             356,203.13
                                                                                         -----------------
       Collateral Interest Shortfall                                                                 0.00

K(4).  Collateral Additional Interest                                                                0.00
       Collateral Servicing Fee                                                                 79,687.50
       Collateral Allocation of Servicer Interchange                                            47,812.50

K(5).  Distribution of Collateral Available Funds
       Collateral Servicing Fee plus amounts previously due but not distributed                 79,687.50
       Collateral Allocation of Servicer Interchange                                            47,812.50
                                                                                         -----------------
       Total Collateral Excess Spread                                                        1,135,522.98

K(6).  Collateral Investor Default Amount                                                      360,534.24

K(7).  Collateral Required Amount                                                                    0.00

L . .  Excess Spread and Excess Finance Charge Collections

L(1).  Total Excess Spread                                                                   6,055,997.78
       Excess Finance Charge Collections allocated from other series                                 0.00
                                                                                         -----------------
       Subtotal                                                                              6,055,997.78

L(2).  Applied to class A Monthly Interest & Additional Interest                                     0.00
       Applied to class A Servicing Fee                                                              0.00
       Applied to class A Investor Default Amount                                                    0.00
       Applied to class A Investor Charge Offs                                                       0.00
       Applied to class B Monthly Interest & Additional Interest                                     0.00
       Applied to class B Servicing Fee                                                              0.00
       Applied to class B Investor Default Amount                                              275,429.59
       Applied to class B Invested Amount reductions                                                 0.00
       Applied to collateral Servicing Fee                                                           0.00
       Applied to collateral Monthly Interest & Additional Interest                            356,203.13
       Applied to collateral Default Amount                                                    360,534.24
       Applied to collateral Indebtedness Amount reductions                                          0.00
       Applied to cash collateral Account                                                            0.00
       Applied to Other Amount Due to collateral Indebtedness Holder                                 0.00
       Applied to Reserve Account                                                                    0.00
       Applied to cash collateral Depositor                                                          0.00
                                                                                         -----------------
       Total Excess Finance Charge Collections                                               5,063,830.82

L(3).  Finance Charge Shortfall                                                                      0.00

L(4).  Portion of Reallocated Principal Collections applied to Required Amount                       0.00

       Exhibit 99 F, G and H
       Page 21 of 23

M . .  Principal Collections

M(1).  Collections of Principal Receivables allocable to Series 1996-1                     178,988,765.28
       Excess Principal Collections with respect to other Series                                     0.00
                                                                                         -----------------
       Subtotal                                                                            178,988,765.28

M(2).  Class A Fixed Percentage                                                          N/A
       Class A Monthly Principal                                                                     0.00

M(3).  Class B Fixed Percentage                                                          N/A
       Class B Monthly Principal                                                                     0.00

M(4).  Collateral Fixed Percentage                                                       N/A
       Collateral Monthly Principal                                                                  0.00


M(5).  Allocation of Principal Collections
       Deposit to Principal Funding Account                                                          0.00
       Distribution to Collateral Indebtedness Holder                                                0.00
       Excess Principal Collections                                                        178,988,765.28
       Principal Shortfall                                                                           0.00

M(6).  Class B Subordinated Principal Collections                                           12,023,217.28
       Collateral Subordinated Principal Collections                                        15,738,256.33
                                                                                         -----------------
       Total Subordinated Principal Collections                                             27,761,473.61

M(7).  Reallocated Principal Collections pursuant to Section 4.9(a)                                  0.00
       Reallocated Principal Collections pursuant to Section 4.9(b)                                  0.00
       Reallocated Principal Collections pursuant to Section 4.9(c)                                  0.00
                                                                                         -----------------
       Total Reallocated Principal Collections                                                       0.00

N . .  Accumulation Period

N(1).  Controlled Accumulation Amount (Class A)                                          N/A
       Deficit Controlled Accumulation Amount (Class A)                                  N/A
                                                                                         -----------------
       Controlled Deposit Amount (Class A)                                                           0.00

N(2).  Controlled Accumulation Amount (Class B)                                          N/A
       Deficit Controlled Accumulation Amount (Class B)                                  N/A
                                                                                         -----------------
       Controlled Deposit Amount (Class B)                                                           0.00

N(3).  Accumulation Period Factor                                                                    1.00
       Monthly Payment Rate                                                                       20.0840%
       Required Accumulation Factor Number                                                          12.00
       Accumulation Period Length                                                                       0

       Exhibit 99 F, G and H
       Page 22 of 23

O . .  Investor Charge Offs

O(1).  Class A Investor Charge Offs                                                                  0.00
       Class B Investor Charge Offs                                                                  0.00

O(2).  The amount of reimbursed Class A Investor Charge Offs                                         0.00
       The amount of reimbursed Class B Investor Charge Offs                                         0.00

O(3).  The amount, if any, by which the outstanding principal balance of the
       Certificates exceeds the Invested Amount after giving effect to all transactions on the Distribution Date
       Class A                                                                                       0.00
       Class B                                                                                       0.00

P . . Distributions to Class A Certificateholders (per $1,000 original principal amount)

P(1).  Total distribution to Class A Certificateholders                                              4.41
       Amount with respect to interest                                                               4.41
       Amount with respect to principal                                                              0.00
P(2).  Class A Investor Charge Offs                                                                  0.00
P(3).  The amount of reimbursed Class A Investor Charge Offs                                         0.00

Q . . Distributions to Class B Certificateholders (per $1,000 original principal amount)

Q(1).  Total distribution to Class B Certificateholders                                              4.52
       Amount with respect to interest                                                               4.52
       Amount with respect to principal                                                              0.00
Q(2).  Class B Investor Charge Offs                                                                  0.00
Q(3).  The amount of reimbursed Class B Investor Charge Offs                                         0.00

R . . Distributions to Collateral Indebtedness Holders (per $1,000 original principal amount)

R(1).  Total distribution to Collateral Indebtedness Holders                                         4.17
       Amount with respect to interest                                                               4.17
       Amount with respect to principal                                                              0.00
R(2).  Collateral Investor Charge Offs                                                               0.00
R(3).  The amount of reimbursed Collateral Investor Charge Offs                                      0.00



     BANK  OF  AMERICA,  NATIONAL  ASSOCIATION  (U.S.A.)
     As  Servicer


     By: /s/Emily Watson
         ---------------
     Name:  Emily Watson
     Title: Assistant Vice  President


                                             Exhibit 99 F, G and H
                                                 Page 23 of 23
